SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                January 25, 2002
                        Date of earliest event reported:
                                November 9, 2001



                              DIANON Systems, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-19392              06-1128081
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



      200 Watson Boulevard, Stratford, Connecticut                06615
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (203) 381-4000



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         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      This current report on Form 8-K/A is being filed in connection with the acquisition of UroCor, Inc. ("UroCor") by DIANON Systems, Inc. ("DIANON") previously disclosed in Item 2 of this Form 8-K filed on November 26, 2001.

      (a) Financial statements of businesses acquired

      The required financial statements of UroCor as of December 31, 1999 and 2000 and for each of the years in the three-year period ended December 31, 2000 as well as for June 30, 2001 and each of the six and three months ended June 30, 2001 and 2000 are not being filed with this report on Form 8-K because this information is substantially the same as that which was incorporated by reference as part of the Joint Proxy Statement/Prospectus. This information is incorporated herein by reference.

      (b) Pro forma financial information

      The required pro forma financial information for the fiscal year ended December 31, 2000 and for the interim period ending September 30, 2001 is being filed as Exhibit 99.1.

      (c) Exhibits: The following documents are filed as exhibits to this report:

      23    Consent of Arthur Andersen LLP

      99.1 Dianon and UroCor Unaudited Pro Forma Condensed Combined Financial Statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIANON Systems, Inc.

Date:  January 25, 2002                  /s/ David R. Schreiber
                                         ---------------------------------------
                                         Name:  David R. Schreiber
                                         Title: Senior Vice President, Finance
                                                and Chief Financial Officer

                                  EXHIBIT INDEX


      23    Consent of Arthur Andersen LLP.

      99.1 Dianon and UroCor Unaudited Pro Forma Condensed Combined Financial Statements.